MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
               Merrill Lynch Multi-State Municipal Series Trust

                     Supplement dated May 31, 2002 to the
         Statement of Additional Information dated November 14, 2001

         The section in the Statement of Additional Information captioned "Management of the Trust" is amended as follows:

         The biography of Roberto W. Roffo appearing on page 15 is deleted. The biography of Theodore R. Jaeckel, Jr., also appearing on page 15, is replaced by the following biography:

               Theodore R. Jaeckel, Jr. (42) -- Vice President and Portfolio Manager of Massachusetts Fund, New Jersey Fund, Ohio Fund and Texas Fund(1)(2) -- Director (Tax-Exempt Fund Management) of MLIM since 1997 and Vice President thereof from 1991 to 1997.



















Code #19122-1101NJ